SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934


Check the appropriate box:

/X/ Preliminary Information Statement
/ / Definitive Information Statement

                                 ORGANETIX, INC.
                  (Name of Registrant As Specified In Charter)

                                 Not Applicable
  (Name of Person(s) Filing the Information Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

          1) Title of each class of securities to which transaction applies:

                  Common Stock, par value $0.0001 per share

          2) Aggregate number of securities to which transaction applies:

                  84,819,590 shares of Common Stock

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          4) Proposed maximum aggregate value of transaction:

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:
          2) Form, Schedule or Registration Statement No.:
          3) Filing Party:
          4) Date Filed:


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                                 ORGANETIX, INC.
                              603 - 7th Avenue S.W.
                                Calgary, Alberta
                                 Canada T2P 2T5

                    Notice of Written Consent of Stockholders
                                December 27, 2004

Stockholders of ORGANETIX, INC.

         This Information Statement is circulated to advise the stockholders of action already approved and taken by written consent of the stockholders who collectively hold a majority of the voting power of our capital stock. Therefore, this Information Statement is being sent to you for informational purposes only.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

         The actions that were taken on December 8, 2004:

      1. Effected an amendment of the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock from 100,000,000 to 150,000,000.

     Attached hereto for your review is an Information Statement relating to the above-described actions.

                                     By Order of the Board of Directors,

                                     /s/ L. B. (Brad) Clarke
                                     L. B. (Brad) Clarke, President and Director


December 27, 2004
Calgary, Alberta
Canada


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

                                 ORGANETIX, INC.

                              INFORMATION STATEMENT

This Information Statement, which is being mailed to stockholders on or about December 27, 2004, is furnished in accordance with the requirements of Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended, by the management of Organetix, Inc. (the "Company"), a Delaware corporation, for use in connection with certain actions that were taken by the written consent by the holders of the majority of the outstanding voting capital stock of the Company.

            THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
               AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER
                   ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

         NOTICE IS HEREBY GIVEN that the following actions taken pursuant to the written consent of the holders of the majority of the outstanding voting capital stock of the Company in lieu of a special meeting of the stockholders on December 8, 2004:

      1. Effected an amendment of the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock from 100,000,000 to 150,000,000.

                       THE APPROXIMATE DATE OF MAILING OF
                 THIS INFORMATION STATEMENT IS DECEMBER 27, 2004

            Stockholders of record at the close of business on November 30, 2004 (the "Record Date") are entitled to notice of the action. As of the Record Date, our authorized capitalization consisted of 100,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock"), of which 84,819,590 shares were issued and outstanding. Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders. However, because the stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents have been solicited in connection with this Information Statement.

         This Information Statement will serve as written notice to stockholders pursuant to the Delaware General Corporation Law.

      Our stockholders are not entitled to appraisal rights under the Delaware General Corporation Law in connection with the reverse stock split or the transfer of all assets and liabilities.


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

                   CURRENT INFORMATION REGARDING THE COMPANY

OVERVIEW

         Organetix is a biotechnology company that has the exclusive worldwide license for the formula of a proprietary medical discovery relating to the liver. Organetix will patent, research, develop, produce and sell this proprietary liver product initially as a nutraceutical. This liver product has been used specifically to treat patients with Hepatitis C. Limited research shows that the product regenerates liver tissue thus allowing the liver to begin functioning again despite years of damage from the virus. Therefore, this product may be useful for treating all liver disorders including cirrhosis and may someday eliminate most liver transplants. Much like insulin being used for diabetes, this proprietary liver product does not cure Hepatitis C but has the capability of regenerating the liver.

         Management, together with research and medical advisors are reporting that the formula, in the limited tests conducted to date, eliminates most of the symptoms of Hepatitis C quickly and effectively without any known side effects. The liver product will directly compete in a billion dollar market that currently exists around the world. Additional testing will be ongoing. Analog products will also be evaluated.

         Organetix will specialize in researching, developing and patenting bioactive compounds and their unique formulas and processes from plants having a unique history of medicinal use. We feel that Nutraceuticals and Bioceuticals are the foundations for the new and exciting drugs to be discovered in the 21st Century.

     The following describes the Company's immediate priorities:

      o     Register   patents   and   research   synthesis   of  the   existing
            nutraceuticals and bioceuticals from the licensed liver product;

      o Complete a larger clinical study of Hepatitis C patients suffering from severe symptoms and late stages of liver disease;

      o Sub-license, market and distribute the licensed liver products with strategic partners;

      o Develop new nutraceuticals and bioceuticals from the licensed liver product.

RESULTS OF OPERATIONS

         We are currently in the development stage and have generated no revenues to date. Our activities from inception to date were related to our formation, preparation of our business model, arranging and planning financing and the acquiring all rights, title and interest in the A4+L compound. During 2003 the Company completed a reverse acquisition of Diamond International Group Inc., changed its name to Organetix, Inc., changed its OTC-BB symbol to OGTX and began a new harvest of materials necessary to begin formulating new bulk inventories of the A4+L liver product in 2004. We have financed our operations to date through the sale of our securities and affiliates of our shareholders have provided administrative services for which we have been billed.

         Operating costs for the period from inception to September 30, 2004 aggregated $1,216,938. This includes costs incurred in research and development of $529,901, operating expenses for our research facility in Peru of $111,930 and fees paid to various professionals for research as well as to our attorneys


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

and accountants in the collective amount of $282,034. As a result of the above we realized a cumulative loss of $1,216,938 or $.02 per share.

         Operating costs for the nine-month period ended September 30, 2004 aggregated $822,256. This includes costs incurred in research and development of $410,675, operating expenses for our research facility in Peru of $68,670 and fees paid to various professionals for research as well as to our attorneys and accountants in the collective amount of $157,065. As a result of the above we realized a loss of $822,256 for the nine-month period ended September 30, 2004 or $.01 per share.

         Organetix, Inc.'s Board of Directors has appointed Dr. Jose Cabanillas to serve as Executive Vice President of Research and Development. Dr. Cabanillas has been a speaker at conferences and seminars and has several credited publications in relevant journals. Using Integrative Medicine, his practice incorporates both modern biomedicine and natural healing methods. Dr. Cabanillas, through a variety of roles, has in the past been active with the University of British Columbia in Vancouver, Canada. He recently lectured to Cornell University's pre-med students at their bio-diversity laboratory in Punta Cana, Dominican Republic.

         In addition, Organetix, Inc.'s Board of Directors has appointed Mr. Robert Howell to serve as Executive Vice President and Chief Financial Officer. Mr. Howell is a senior executive with extensive management experience in all key areas of running first class organizations. He has provided leadership for corporate strategic planning, acquisitions, and the development of critical partnerships and has participated in all operational improvement projects. In his recent past, Mr. Howell had been President, CEO, COO, and earlier in his past was the Vice President of Finance and Treasurer/Secretary of a national private company with over $80 million in sales per year. Some of his accomplishments included building and leading a team that took a company from $5 million in sales and 25 employees to a group of companies with $80 million in sales and over 250 employees. Profitability increased 5 - 9 times. He formulated, developed and created an infrastructure which included new software technology and five new buildings. Mr. Howell headed up a team to write and execute a strategic five-year business plan, offering memorandums and financing proposals. These new initiatives were used to formalize more products and to develop and implement a corporate governance/risk analysis strategy which resulted in a more productive approach to risk management. Mr. Howell was admitted into the Society of Management Accountants of Alberta in 1982.

         Organetix, Inc. has also appointed Mr. Dennis Chan to serve as an Executive Assistant. Mr. Chan has over 12 years of business experience in the pharmaceutical, information technology (IT) and oil and gas industries. He gained international business experience working in Asia for Merck Sharp and Dohme (Merck & Co.) where he assisted in setting up six Asian offices in countries including China, Korea and the Philippines. Returning to North America, Mr. Chan joined Trans Canada Corp., a leading North American energy company with over 2,300 employees where he was responsible for strategic planning of their IT infrastructure, and integrating systems and processes of merged and acquired companies. In addition, he structured numerous vendor agreements and managed a portion of Trans Canada's IT outsourcing contract, which was awarded to IBM. Mr. Chan has a wealth of cross-discipline experience and is very adaptive to new environments and cultures. Mr. Chan graduated with a Bachelor of Commerce degree from the University of Calgary.

         The Company has already commenced the phytochemistry and the technology processes relating to the A4+L product.


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

COMPLETION OF TEN-PATIENT STUDY IN PERU

            In June 2004, we completed a study to determine the effectiveness of its A4+L Liver Product on the quality of life of Hepatitis C patients. The study was designed by independent doctors in the United States and Peru and was conducted in Peru. Based on the results reported by the doctors, who tested and examined the patients, we decided that there was significant success in the areas of depression, health-related quality of life burden, clinical symptoms and nutritional status to continue further research and development of the A4+L Liver Product. Our medical advisors and consultants continue to review the data from the study and hope to have a placebo controlled long term study underway as soon as practicable considering our financial limitations at this time.

         The study reported a significant increase in the prothrombin activity and the serum cholinesterase, which suggests increased protein synthesis by the liver and a decrease in the degradation of the liver. Clinical research suggests it is regenerating liver tissue thus allowing the liver to begin functioning again despite years of damage from the virus.

         As quoted by Dr. Joseph Nystrom, Chief of Staff Elect at the East Pasco Medical Center, located in the Tampa Bay Metropolitan area: "In summary, the Nutraceutical Product A4+L has enormous potential as therapy for emotional and physical suffering of the burgeoning number of Hepatitis C sufferers. A larger placebo controlled long-term study is warranted. Further study of A4+L may reveal it to be useful in other disease processes as well."

LIQUIDITY AND CAPITAL RESOURCES

         From  inception  through  September  30,  2004,  net cash  used to fund operating activities totaled $1,102,889, net cash utilized by investing activities totaled $180,000 and net cash provided by financing activities totaled $1,330,866. For the nine-month period ended September 30, 2004, net cash used to fund operating activities totaled $913,364 and net cash provided by financing activities totaled $805,106.

         We have not generated revenues and have financed its operations to date through the sale of securities and has received $965,106 from such sales from inception to September 30, 2004. To date, we have also paid $150,000 towards its license for the A4+L compound. As a result, cash on hand was $47,977 as of September 30, 2004.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

         The Company's discussion and analysis of its financial condition and results of operations are based upon its financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires the Company to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, the Company evaluates its estimates, including those related to bad debts, income taxes and contingencies and litigation. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.


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

MARKET FOR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

         Our common stock is trading on the OTC Bulletin Board under the symbol "OGTX". Inclusion on the OTC Bulletin Board permits price quotation for our shares to be published by such service.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

            The Board of Directors of the Company (the "Board") believes that the stockholders of the Company will benefit from the increase of the authorized number of shares as it will allow the Company to explore a variety of financing options.

DESCRIPTION OF SECURITIES

         The following is a summary description of our capital stock.

GENERAL

         Our authorized capital stock consists of 150,000,000 shares of common stock, par value $.0001 per share.

COMMON STOCK

         The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Our articles of incorporation and by-laws do not provide for cumulative voting rights in the election of directors. Accordingly, holders of a majority of the shares of our common stock entitled to vote in any election of directors may elect all of our directors standing for election. Holders of our common stock are entitled to receive ratably such dividends as may be declared by the Board out of funds legally available therefor. In the event of our liquidation, dissolution or winding up, holders of common stock are entitled to share ratably in the assets remaining after payment of liabilities. Holders of common stock have no preemptive, conversion or redemption rights. All of the outstanding shares of common stock are fully-paid and non-assessable.



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

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

         The following sets forth the age and position held by our directors and executive officers as of the date of this information statement:

Name                  Age   Positions and Offices Held
----                  ---   --------------------------
Brad Clarke           49    President and Chairman of the Board
Robert Howell         49    Executive Vice President and Chief Financial Officer
Dr. Jose Cabanillas   49    Executive Vice President of Research and Development


                                BOARD COMMITTEES

Our Board has established no committees. Compliance with Section 16(a) of the Securities Exchange Act of 1934 Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (hereinafter referred to as the "Commission") initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership, of Common Stock and other equity securities of the Company on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all
Section 16(a) reports they file. All of the Company's executive officers, directors and greater than 10% beneficial owners of its common Stock, have complied with Section 16(a) filing requirements applicable to them during the Company's most recent fiscal year.



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

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth, as of December 13, 2004, the Record Date, the shares of our voting capital stock beneficially owned by each person, including management, known to us to be the beneficial owner of more than 5% of the outstanding shares of common stock. This does not include shares of preferred stock converted into common shares subsequent to the Record Date.

         All persons named in the table have the sole voting and dispositive power, unless otherwise indicated, with respect to common stock beneficially owned. Beneficial ownership of shares of common stock that are acquirable within 60 days upon the exercise or conversion of convertible securities are listed separately, and for each person named in the table, the calculation of percent of class gives effect to those acquirable shares.


                                     Number of Shares of
Name of Beneficial Owner/            Common Stock               % of Beneficial
Identity of Group                    Beneficially Owned         Ownership
-----------------------------        -------------------        ----------------

AMMA Corporation                         46,200,000                   54%
Stanley Druckenmiller                     4,400,000                    5%
Dr. Jose Cabanillas                       4,400,000                    5%
Robert Howell(1)                            968,000                    1%
Brad Clarke(2)                                    0                    0%
All Executive Officers and
Directors as a Group                     47,168,000                   65%

(1) Mr. Robert Howell, the Company's Chief Financial Officer, personally owns 88,000 shares of the Company's common stock. Mr. Howell is also the principal of 1047819 Alberta Ltd which holds an additional 880,000 shares of the Company's common stock.

(2) Mr. Brad Clarke, an officer and director of the Company, does not directly own any shares of the Company. However, Mr. Clarke is the principal shareholder of AMMA Corporation which owns 46,200,000 shares of the Company and Mr. Clarke is also the principal shareholder of Lennox Resources Ltd. which owns 1,120,000 shares of the Company.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 102(b)(7) of the Delaware General Corporation Law enables a corporation in its original certificate of incorporation or an amendment to eliminate or limit the personal liability of a director to a corporation or its stockholders for violations of the director's fiduciary duty, except:

      o for any breach of a director's duty of loyalty to the corporation or its stockholders;


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      o     for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

      o pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions); or

      o for any transaction from which a director derived an improper personal benefit.

         Our certificate of incorporation provides in effect for the elimination of the liability of directors to the extent permitted by the Delaware General Corporation Law.

         Section 145 of the Delaware General Corporation Law provides, in summary, that directors and officers of Delaware corporations are entitled, under certain circumstances, to be indemnified against all expenses and liabilities (including attorney's fees) incurred by them as a result of suits brought against them in their capacity as a director or officer, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful; provided, that no indemnification may be made against expenses in respect of any claim, issue or matter as to which they shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, they are fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Any such indemnification may be made by the corporation only as authorized in each specific case upon a determination by the stockholders or disinterested directors that indemnification is proper because the indemnitee has met the applicable standard of conduct. Our bylaws entitle our officers and directors to indemnification to the fullest extent permitted by the Delaware General Corporation Law.

         We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act of 1933. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

      This Information Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," "estimates" or "anticipates" or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and


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

other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to matters described in this Information Statement and matters described in "Note on Forward-Looking Statements" in our Annual Report on Form 10-KSB/A for the year ended December 31, 2003 and our Quarterly Reports on Forms 10-QSB for the first three quarters of fiscal year 2004. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

                             ADDITIONAL INFORMATION

            If you have any questions about the actions described above, you may contact William S. Rosenstadt of Rubin, Bailin, Ortoli LLP, 405 Park Avenue, New York, New York 10022.

         We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549.
Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

            We filed our annual report for the fiscal year ended December 31, 2003 on Form 10-KSB/A, the quarterly reports on Forms 10-QSB for the first three quarters of fiscal year 2004 and a current report on Form 8-K with the SEC. A copy of any of those reports (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any stockholder to William S. Rosenstadt, Rubin, Bailin, Ortoli LLP, 405 Park Avenue, New York, New York 10022. Copies of all exhibits to any of the reports are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

                      INFORMATION INCORPORATED BY REFERENCE

         The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

     Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2003; Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004; Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004; and Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004.

         All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein, including the aforementioned reports.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

         This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

                      DISTRIBUTION OF INFORMATION STATEMENT

         The cost of distributing this Information Statement has been borne by us and certain stockholders that consented to the action taken herein. The distribution will be made by mail.

         Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

                                    By Order of the Board of Directors

                                    /s/ L. B. (Brad) Clarke
                                    -----------------------------
                                    L. B. (Brad) Clarke, Director

December 16, 2004
Calgary, AB
Canada


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

                                    EXHIBIT A

                                STATE OF DELAWARE
                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Organetix, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED: that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "V" so that, as amended, said Article shall be and read as follows:

"V. The corporation shall be authorized to issue 150,000,000 shares of common stock, par value .0001 per share for a total authorized capital stock of $15,000.00."

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 8 day of December, 2004.


                                                     By: /s/ L. B. (Brad) Clarke

                                                     Title: President

                                                     Name: L. B. (Brad) Clarke


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